UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 23, 2023

FIFTH THIRD AUTO TRUST 2023-1

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-267774-01

Central Index Key Number: 0001986424

FIFTH THIRD HOLDINGS FUNDING, LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-267774

Central Index Key Number: 0001405332

FIFTH THIRD BANK

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number: 0000035528

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity/Registrant)

85-6224581

(Issuing Entity’s I.R.S. Employer Identification No.)

c/o Fifth Third Holdings Funding, LLC 1701 Golf Road, Tower 1, 8th Floor Rolling Meadows, Illinois	60008
(Address of Principal Executive Offices)	(Zip Code)

(847) 354-7341

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the sale of certain of the Class A-1, Class A-2-A, Class A-2-B, Class A-3 and Class A-4 Asset Backed Notes of Fifth Third Auto Trust 2023-1 (the “Issuer”), which are described in the Prospectus dated August 15, 2023 and which were issued on August 23, 2023 (the “Closing Date”), the Registrant is filing the agreements listed below, each dated as of the Closing Date. Fifth Third Holdings Funding, LLC (“FTHF LLC”) will initially retain at least 5% (by initial principal amount) of each of the Class A-1, Class A-2-A, Class A-2-B, Class A-3 and Class A-4 Notes.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of the Closing Date, between the Issuer and Wilmington Trust, National Association, as indenture trustee (the “Indenture Trustee”).

10.1	Receivables Sale Agreement, dated as of the Closing Date, between Fifth Third Bank and Fifth Third Holdings, LLC.

10.2	Purchase Agreement, dated as of the Closing Date, between Fifth Third Holdings, LLC and the Depositor.

10.3	Sale Agreement, dated as of the Closing Date, between Fifth Third Holdings Funding, LLC (the “Depositor”) and the Issuer.

10.4	Servicing Agreement, dated as of the Closing Date, among Fifth Third Bank, the Issuer and the Indenture Trustee.

10.5	Administration Agreement, dated as of the Closing Date, among Fifth Third Bank, the Indenture Trustee, and the Issuer.

10.6	Second Amended and Restated Trust Agreement, dated as of the Closing Date, among the Depositor and U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”).

10.7	Asset Representations Review Agreement, dated as of the Closing Date, among the Issuer, the Bank, and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 24, 2023	FIFTH THIRD HOLDINGS FUNDING, LLC

	By:	/s/ Bryan D. Preston
	Name:	Bryan D. Preston
	Title:	President